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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------


                                 MARCH 11, 2003
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))



                              ISTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                   1-15371                   95-6881527
(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NUMBER)



   1114 AVENUE OF THE AMERICAS, 27TH FLOOR                      10036
             NEW YORK, NEW YORK                               (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. EXHIBITS

      The following exhibit is filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file No. 333-83646, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


 EXHIBIT
 NUMBER      EXHIBIT
 ------      -------

  1.1         Underwriting Agreement dated March 11, 2003.







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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              iSTAR FINANCIAL INC.



Date:  March 11, 2003               By:  /s/ JAY SUGARMAN
                                       ----------------------------------------
                                       Jay Sugarman
                                       Chairman and Chief Executive Officer




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